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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   MARCH 23, 2000
                                                   -----------------------------
                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

DELAWARE                            000-22366                     94-2878499
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

215 FOURIER AVENUE, FREMONT, CALIFORNIA                                   94539
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code        (510) 657-7400
                                                      --------------------------

                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On March 23, 2000, the Registrant issued a press release announcing a two-for-one stock split of its Common Stock.

Item 7.  Exhibits.

99.1 Press Release disseminated on March 23, 2000 announcing a two-for-one stock split of Registrant's Common Stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CREDENCE SYSTEMS CORPORATION
                                          --------------------------------------
                                          (Registrant)


Date:  March 23, 2000                  By  /s/ DENNIS P. WOLF
                                          --------------------------------------
                                       Name:    Dennis P. Wolf
                                       Title:   Executive Vice President, Chief
                                                Financial Officer and Secretary


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                                INDEX TO EXHIBITS


EXHIBIT NO.               DESCRIPTION
-----------               -----------
99.1                      Press Release disseminated on March 23, 2000
                          announcing a two-for-one stock split of Registrant's
                          Common Stock